UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2016

Item 1. Report to Stockholders.

BOSTON COMMON
INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT

September 30, 2016

Table of Contents

Shareholder Letter	1

Boston Common International Fund

Investment Outlook	5

Management’s Discussion of Fund Performance	8

Country Allocation	10

Performance Chart	11

Schedule of Investments	12

Boston Common U.S. Equity Fund

Investment Outlook	14

Management’s Discussion of Fund Performance	17

Sector Allocation	19

Performance Chart	20

Schedule of Investments	21

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Change in Net Assets	25

Financial Highlights	27

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	39

Expense Examples	40

Additional Information	42

BOSTON COMMON FUNDS

Message from the Advisor

Dear Fellow Investors,

We are excited to share our 2016 annual report with you. Enclosed, we have addressed economic and market developments, our shareholder engagement, and our strategies in the U.S. and international portfolios.

This time last year global markets were selling off and investor uncertainty was high.  Concerns were mounting about China’s growth, falling commodity prices, and a debt crisis in the oil patch. In addition, the Federal Reserve had indicated it would start to raise interest rates, prompting U.S.-based investors to worry about the impact of a stronger dollar on multinational company profits. What has transpired over the last year is a slow, steady pace of economic growth in the U.S., improving global growth conditions and continued global monetary support. Equity markets have rallied around the world over the last months, with the S&P 500® Index rising 15%, the MSCI EAFE Index rising 6.5%, and the MSCI Emerging Markets rising almost 17%.  Our long-term investment time horizon and disciplined approach have enabled us to successfully navigate these rapidly changing conditions.  Using extensive financial, environmental, social, and governance research, we continue to balance risk and reward, through diversified portfolios of attractively valued, well-managed companies, seeking sustainable opportunities in growing end markets.

Boston Common engages companies on several levels: from individual investor meetings to multi-stakeholder engagement to proxy voting. We believe the most effective path to long-term success lies in building strategic, persistent partnerships in which shareowners and company managements can engage in active dialogues. We discuss key issues and work towards solutions that satisfy all parties. Meetings that include CEOs provide important forums for resolving contentious issues without filing shareholder proposals. Currently, we are involved in a multi-company outreach and CEO-level discussions to address Eco-Efficiency, a way to engage all companies to better manage the scarce resources that they use.

To read about Eco-Efficiency and other Boston Common engagement activities, please turn to the next section. We highlight how, as a shareholder in the Funds, you participate alongside us as we work for positive social change and sustainable financial returns.

We take this opportunity to thank you, our shareholders, for partnering with us.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

BOSTON COMMON FUNDS

Fund Shareowner Engagement

Below, we showcase examples of how our shareowner voice can add value through targeted company and industry engagement and dialogue efforts.

Eco-Efficiency: “Less is More”

Boston Common formally launched its Eco-Efficiency initiative in June with a focus on the “low-hanging fruit” for companies to address global climate change.  Many companies are missing opportunities to save energy and water—and to reduce costs—perhaps due to lack of data or competing capital demands.  Our immediate goal is to encourage our portfolio companies to achieve rapid, absolute reductions of greenhouse gas (GHG) emissions in their own operations and supply chains.  We believe forward-thinking companies have the opportunity to take a unified approach to retooling their products, processes, and policies in order to achieve sustainable, profitable growth. Companies can create desirable products that enable energy productivity—and organize production in efficient, zero-waste ways that also improve margins. They can align operations and activities with sustainable natural resources. Doing so can enable a win/win scenario for investors, communities, employees, and the planet.

We have already received robust responses from 3M, Origin Energy, and Panasonic.  3M’s new 2025 Sustainability Goals address reductions in energy, water, waste, and GHG emissions. The company has already made substantial reductions since 2005. 3M’s 40-year old Pollution Prevention Pays program has prevented over 2.1 million tons of pollutants and saved 3M nearly $2 billion.  Panasonic’s Green Plan 2018 focuses on CO2 reduction, resources recycling, water, chemical substances, and biodiversity. Panasonic has extensive initiatives to promote Eco-conscious Products and Factories. Their Green Factories initiative directs each factory to reduce its environmental impacts plus share best practices worldwide.  We are engaging a range of portfolio companies on Eco-Efficiency, including International Flavors & Fragrance, Ecolab, Akzo Nobel, and Taiwan Semiconductor Manufacturing.

CEO Led-Dialogues: A constructive forum for promoting and resolving issues

In the last six months, our sustained dialogues included several CEO-led discussions on issues related to climate change.

We met in September with the Chairman and CEO of Veolia Environnement to discuss the company’s work on water, energy, and waste.  Veolia provides solutions to help its clients not only conserve and minimize water use, but also to prevent water pollution. We shared with Veolia that the company has the highest carbon footprint in our investment portfolios, but we recognize that it helps other companies reduce their GHG emissions and water use. We have met with the CEO in the past few years, focusing on the human right to water and

BOSTON COMMON FUNDS

eco-efficiency.  The drivers of Veolia’s business strategy for the near- to long-term are aligned with Boston Common’s investment approach. These include: Access to Services (through the water and waste energy business segments); Fighting Pollution (especially in developing countries) and Fighting Scarcity (through the water, energy, and material recovery business segments). Veolia was interested to learn from us how other companies may analyze the net GHG emissions of their operations and from services for others.

Boston Common held its fourth CEO-led meeting with PNC Financial in Pittsburgh this July to discuss the bank’s commitments to environmental and climate policies and procedures.  The investor group provided specific feedback about how PNC discloses the implementation of these commitments for the 2017 Corporate Social Responsibility (CSR) report. The group also discussed potential topics for PNC’s 2016 environmental stress test and the positive cultural shift that continues on embedding environmental and social (E&S) management across the organization. PNC has enhanced discussions at the board level and moved the E&S agenda beyond corporate and institutional finance to other parts of the business.

Banks & Climate Change: Follow up to Boston Common’s 2015 Impact Report

We recently met in London with Standard Chartered to benchmark progress on how the company is addressing climate risk and human rights across its business model.  Standard Chartered recently released a public policy position on Climate Change and Energy among 20 position statements, which form the basis for their Environmental & Social (E&S) risk management and due diligence procedures.  Standard Chartered is in the process of developing additional assessment criteria on climate risk for its Energy clients aligned with the Paris 1.5 degrees climate scenario. The company will no longer invest in stand-alone, non-captive thermal coal mines and imposed further carbon emission restrictions on coal-fired power plants.  The bank has committed to investing $4 billion USD in renewable energy by 2020.

Sustainable Agriculture and Food Waste: Working in Coalition

Factory farming is now the biggest consumer of antibiotics globally. Over 80% of antibiotics in the U.S. and over 50% in the UK are used in livestock production.  This is in addition to global livestock as a whole releasing approximately 14.5% of all human-induced GHG emissions.1  Antibiotics are usually administered to farm animals daily not to treat sicknesses, but rather to promote growth or to prevent common illnesses, which spread easily in the crowded environments of factory farms.
____________

[1]	FAO, “By the numbers: GHG emissions by livestock,” http://www.fao.org/news/story/en/item/197623/icode/

BOSTON COMMON FUNDS

Academic research has established that the overuse of antibiotics in livestock is causing the development of antimicrobial-resistant bacteria that can spread to humans. It not only affects human health, but also presents significant regulatory, reputational, and financial risks, which if not adequately managed, can endanger a company’s financial health. Antibiotic resistance costs the U.S. $20 billion annually, while a recent research paper from the UK government estimates drug resistant infections could cost the world $100 trillion in lost output by 2050.2

Boston Common and a $1 trillion coalition of 53 other investors are taking action by calling on ten of the U.S. and UK’s largest restaurant chains to end the excessive use of antibiotics in their meat supply. The coalition is brought together by the Farm Animal Risk and Return (FAIRR) initiative and UK NGO ShareAction.

Earlier in the year, Boston Common alongside other investors submitted a shareholder proposal to Costco regarding food waste. In September, the proposal was withdrawn after the company discussed its current efforts, including leadership in California, and its commitment to include food waste in its next Sustainability Report.  We encouraged Costco to adopt specific metrics and report on its progress, including aggregate, company-wide data on the quantity and final destination (i.e., donations, animal feed, industrial uses, compost, or landfill).

We also joined an initiative organized by ShareAction and FAIRR with 35 investors and more than USD $1.25 trillion AUM to engage 16 food manufacturers and retailers, including Mondelez and Unilever on the development of sustainable protein supply chains in supermarkets, food retailers, and multi-national food manufacturers.
____________

[2]	http://managedhealthcareexecutive.modernmedicine.com/managed-healthcare-executive/news/antibiotic-resistance-impact-cost-outcomes?page=full

BOSTON COMMON INTERNATIONAL FUND

Investment Outlook

In our view, political risks and the slow, global economic expansion warrant a portfolio strategy focused on long-term opportunities related to environmental solutions, enablers of efficiency improvements, as well as management-led profit recovery.  In the near term, we expect political uncertainty could cause an economic setback for Europe, but it should be offset somewhat by monetary and fiscal policy support. Encouragingly, in Europe and Japan, policymakers are pursuing unconventional approaches to boosting growth beyond the current 1% to 2% pace.  Aggregate valuations look reasonable at 14x forward earnings.

In Europe, corporate profits are showing signs of recovering from a long period of recessionary conditions. Earnings estimates are ticking up and real growth in the region remains steady at 1.7%. Inflation is slowly edging up but remains low enough to justify continued monetary support. In some countries, the economic outlook is stronger; Spain, Ireland, and Sweden are growing faster than 3%, and the unemployment rate is at or below pre-crisis levels in Germany (4.2%), the Netherlands (5.8%), and Switzerland (3.2%).

With declining impact from expansionary monetary policy in Europe, government spending or lower taxes could help to offset headwinds from political uncertainty. This near-term boost in demand could complement accommodative monetary policy that, alone, has not been able to spark the long-awaited increase in investment spending. Policy support would also be welcome for the banking system, which continues to dampen confidence despite substantially stronger balance sheets compared with a decade ago. We believe a combination of policy stimulus and improving consumer demand could eventually catalyze earnings, which need to grow by 40% to get back to its 10-year average level.

We are overweight Europe ex. UK, as valuations, in line with long-term averages, look reasonable given our expectations for profit growth. The Fund is particularly focused on the Technology and Consumer sectors in Europe.  We also favor Scandinavia where there are financially strong ESG leaders and solid macro prospects. We recently purchased Pandora A/S, a Danish jewelry manufacturer and retailer. The company’s reasonably priced products have significant appeal to the mass market. Pandora is also an ESG leader on its sourcing practices, using 96% and 83% recycled gold and silver with the remainder from certified responsible mines.

The UK’s vote to separate from the European Union (EU) exemplifies the broader backlash against global integration. The UK’s negotiation with the EU raises many questions for European businesses and concerns about the hardline stance of Prime Minister Theresa May’s government caused the British Pound to

BOSTON COMMON INTERNATIONAL FUND

fall to a 31-year low relative to the U.S. Dollar.  The weaker Pound helps exporters and companies that have a larger percent of revenues outside the UK. We remain underweight the UK, especially domestically oriented companies where the future is unclear. Instead, the Fund leans towards global industries like Industrials, Healthcare, and Materials. For example, specialty chemical company Croda International has more than 90% of sales outside the UK and plumbing supply company Wolseley PLC has more than 50% exposure to the strong U.S. housing market.

Japan’s plan to combine government spending on infrastructure and human capital investment with central bank purchases of government bonds may be a potent stimulus mix.  Most recently, the Bank of Japan set a 0% target yield for 10-year Japanese Government Bonds in an effort to control both short- and long-term interest rates and motivate investing without further damage to banks’ earnings prospects. In addition to expansionary monetary policy, Japan is pursuing fiscal stimulus and structural reform. In August, the Japanese cabinet approved a $252 billion USD package (over 6% of GDP) including spending on infrastructure and childcare. Although new and near-term projects are only a small fraction of the plan, we expect Japan to continue to run a large budget deficit.

The Fund is underweight Japan, but we continue to search for companies with an appealing balance between fundamentals and valuation. We recently purchased two Japanese consumer staples companies, Kao and Shiseido. Kao’s domestic household products franchise, Japan’s largest, generates strong cash flow that is complemented by growth in its overseas Asian businesses and we believe its valuation looks attractive relative to global peers. As Japan’s largest cosmetics company, Shiseido’s brands command premium pricing. The company’s operating efficiency trails global peers and new management’s strategy to restructure its sales network should improve profit margins. Funds for these purchases came from the sale of Japanese consumer companies Mazda and Unicharm.

Investor sentiment has improved for Asia Pacific & Emerging Markets. In Brazil, we see signs that the political situation has stabilized and we believe it could emerge from its deep recession next year.  In Turkey, an attempted military coup caused volatility until Prime Minister Erdogan regained control.  While Turkish civil liberties may be trampled by the emboldened and increasingly authoritarian Erdogan regime, the market is primarily focused on stability in the short-term.

Mobile e-commerce is one of the fastest growing areas of consumption in China driven by broad adoption of social media platforms and online payments, and the country has leapfrogged much of the developed world. The online channel accounts for more than 20% of total retail sales, with over two thirds transacted on mobile devices. These metrics are more than double both the levels in the

BOSTON COMMON INTERNATIONAL FUND

U.S. and global averages. China could parlay its mobile e-commerce success into more innovative research and development, which should promote greater economic productivity.

India, once derided as the “Permit Raj” for its excessive bureaucracy, has made strides in politically-challenging but economically-enhancing structural reform. The country recently approved a national goods and services tax (GST), an easy-to-administer, value-added tax to replace a complex system of state and local taxes. The change should improve India’s long-term growth prospects by simplifying the movement of goods between Indian states, reducing inefficiencies, and improving tax compliance. Our Asia Pacific and Emerging Markets holdings are geared to the rising middle class in emerging Asia. Given robust sales and earnings growth and reasonable valuations, we have some exposure to Chinese e-commerce leaders. We have less exposure to commodity-oriented sectors and countries based on our cautious view of the supply and demand dynamics for industrial metals and fossil fuels.

BOSTON COMMON INTERNATIONAL FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2016.

For the twelve months ending September 30, 2016, the Boston Common International Fund (the “Fund”) increased 9.26%.  The MSCI EAFE Index (the “Index”) increased 6.52% over the same time period.

Robust stock selection drove strong relative performance for the Fund throughout the year. In Industrials, Dutch conglomerate Philips, Japanese air conditioning manufacturer Daikin, and Spanish wind turbine manufacturer Gamesa led the portfolio with solid fundamental results. The Fund also benefited from solid stock selection in the Consumer Staples sector as household products and adhesives company Henkel and confectioner Barry Callebaut delivered steady sales and earnings growth. Over the course of the year, the Fund’s long-term overweight as well as solid stock selection in the Technology sector was a major contributor to both absolute and relative performance. Japanese sensor manufacturer, Keyence, continues to be a top performing holding.

Stock selection in the Healthcare sector was a positive contributor to relative returns.  Japanese pharmaceutical company Astellas was a top performing holding along with Australian healthcare company CSL Ltd. CSL was sold from the portfolio in recent months as its historically high valuation appeared to fully incorporate substantial profit improvements.  Positive stock selection in the Financial sector was led by our emphasis on Scandinavia, including Norwegian insurer Gjensidige Forsikring as well as Asia ex. Japan providers such as Hong Kong insurer AIA Group.

From a regional perspective the Fund’s emerging market exposure helped performance, led by technology holdings Taiwan Semiconductor Manufacturing Co. and Alibaba.  Europe ex. UK and Japan were also key regional contributors, where strong performers included German software supplier SAP and Japanese medical equipment manufacturer Hoya.

The Materials sector was the largest detractor from relative returns, hurt by the Fund’s lack of exposure to the rebounding metal and mining industry. To a lesser extent, the Consumer Discretionary sector hurt Fund performance as Japanese electronics manufacturer Panasonic and French media company JCDecaux were pressured by a slowdown in demand.  European banks were dragged down by a challenging operational and macroeconomic backdrop; Unicredit and Barclays were the Fund’s worst performing holdings.  Swiss drug companies Roche and Novartis were also relatively weak.

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

BOSTON COMMON INTERNATIONAL FUND

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the advisor to the Funds, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION at September 30, 2016 (Unaudited)

Country	% of Net Assets*
Japan	19.4%
France	11.1%
United Kingdom	9.7%
Germany	9.6%
Switzerland	9.6%
Netherlands	7.8%
Spain	3.6%
Hong Kong	3.2%
Israel	2.6%
Sweden	2.6%
Norway	2.2%
Denmark	2.1%
Singapore	1.9%
Finland	1.8%
China	1.7%
Taiwan	1.6%
Indonesia	1.5%
South Africa	1.4%
Australia	1.1%
Mexico	1.1%
Republic of Korea	1.1%
Italy	0.9%

*	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON FUNDS

Value of $100,000 vs. MSCI EAFE® Index
(Unaudited)

				Since	Value of
Average Annual Returns	One	Three	Five	Inception	$100,000
Periods Ended September 30, 2016	Year	Year	Year	(12/29/10)	(9/30/16)
Boston Common
International Fund	9.26%	0.00%	6.53%	2.20%	$113,359
MSCI EAFE® Index	6.52%	0.48%	7.39%	3.48%	$121,760

This chart illustrates the performance of a hypothetical $100,000 investment made on December 29, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares		Value

COMMON STOCKS – 94.8%

Consumer Discretionary – 14.1%
41,085	Bayerische Motoren
	Werke AG	$3,459,180
23,500	Coway Company Ltd.	2,041,334
74,755	JC Decaux SA	2,417,183
251,385	Melia Hotels
	International SA	3,134,721
15,800	Naspers Ltd.	2,734,552
307,400	Panasonic Corp.	3,074,479
14,423	Pandora A/S	1,746,909
62,755	ProSiebenSat.1
	Media SE	2,690,646
272,162	Rakuten, Inc.	3,552,614
18,695	Shimano, Inc.	2,776,650
		27,628,268

Consumer Staples – 7.4%
1,735	Barry Callebaut AG	2,309,047
31,920	Casino Guichard
	Perrachon SA	1,553,690
70	Danone SA	5,198
16,000	Golden Agri-
	Resources Ltd.	4,183
43,700	Kao Corp.	2,470,712
73,900	Shiseido
	Company Ltd.	1,957,293
132,910	Unilever NV – ADR	6,127,151
		14,427,274

Energy – 2.8%
506,268	Origin Energy	2,135,091
130,343	Repsol SA	1,770,620
93,905	Statoil ASA – ADR	1,577,604
		5,483,315

Financials – 21.0%
648,050	AIA Group Ltd.	4,357,971
151,255	AXA SA	3,216,028
1,120,385	Barclays PLC	2,429,006
141,720	Gjensidige
	Forsikring ASA	2,650,625
404,300	Grupo Financiero
	Banorte SAB de CV	2,122,446
868,000	Hang Lung
	Properties Ltd.	1,968,919
5,945	HSBC Holdings
	PLC – ADR	223,591
82,650	Julius Baer
	Gruppe AG	3,368,977
566,045	Mitsubishi UFJ
	Financial Group, Inc.	2,867,633
230,300	ORIX Corp.	3,397,537
3,157,400	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	2,962,708
79,605	Sampo Oyj	3,536,667
347,370	Standard Chartered
	Bank PLC*	2,826,798
256,180	Svenska
	Handelsbanken AB	3,521,467
709,684	UniCredit S.p.A.	1,654,221
		41,104,594

Health Care – 12.2%
214,850	Astellas Pharma, Inc.	3,355,755
9,145	GlaxoSmithKline PLC	194,774
113,800	Hoya Corp.	4,577,928
65,361	Novartis AG – ADR	5,160,905
188,985	Roche Holding
	Ltd. – ADR	5,852,865
91,982	Smith & Nephew
	PLC – ADR	3,015,170
36,740	Teva Pharmaceutical
	Industries
	Ltd. – ADR	1,690,407
		23,847,804

Industrials – 13.0%
57,130	Atlas Copco AB	1,561,075
47,700	Daikin Industries	4,451,167
165,090	Experian PLC	3,298,145
91,760	Gamesa Corporacion
	Tecnologica SA	2,198,564
131,425	Koninklijke
	Philips NV	3,888,830
18,680	Kubota Corp. – ADR	1,414,076
113,700	Kubota Corp.	1,720,908
46,000	Spirax-Sarco
	Engineering PLC	2,681,303
74,728	Wolseley PLC	4,202,868
		25,416,936

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2016 (Continued)

Shares		Value

COMMON STOCKS – 94.8% (Continued)

Information Technology – 9.5%
31,280	Alibaba Group
	Holding
	Ltd. – ADR*	$3,309,111
24,043	ASML Holding
	NV – ADR	2,634,632
43,875	Check Point Software
	Technologies Ltd.*	3,405,139
3,100	Keyence Corp.	2,271,338
40,500	SAP SE – ADR	3,702,105
102,560	Taiwan Semiconductor
	Manufacturing
	Company
	Ltd. – ADR	3,137,310
		18,459,635

Materials – 5.4%
22,839	Air Liquide SA	2,449,188
39,340	Akzo Nobel NV	2,660,969
66,206	Croda
	International PLC	2,987,478
53,535	Novozymes A/S	2,361,208
		10,458,843

Telecommunication Services – 6.1%
535,705	BT Group PLC	2,695,289
210,780	Deutsche Telekom AG	3,541,231
1,252,100	Singapore
	Telecommunications
	Ltd.	3,662,258
29,209	Sunrise
	Communications
	Group AG	2,038,818
		11,937,596

Utilities – 3.3%
261,120	EDP Renovaveis SA	2,095,226
139,855	National Grid PLC	1,975,137
103,830	Veolia
	Environnement SA	2,392,422
		6,462,785

TOTAL COMMON STOCKS
(Cost $167,081,391)		185,227,050

PREFERRED STOCKS – 2.8%
39,665	Henkel AG &
	Company KGaA	5,398,477

TOTAL PREFERRED STOCKS
(Cost $3,247,819)		5,398,477

SHORT-TERM INVESTMENTS – 0.0%(1)
950	Morgan Stanley
	Institutional Liquidity
	Funds – Treasury
	Portfolio –
	Institutional
	Class, 0.22%(2)	950

TOTAL SHORT-TERM INVESTMENTS
(Cost $950)		950

TOTAL INVESTMENTS – 97.6%
(Cost $170,330,160)		190,626,477
Other Assets in
Excess of Liabilities – 2.4%		4,705,455
NET ASSETS – 100.0%		$195,331,932

ADR  American Depositary Receipt
*	Non-income producing security
(1)	Does not round to 0.1%
(2)	Seven-day yield as of September 30, 2016

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P®”). GICS® is a service mark of MSCI and S&P® and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

Investment Outlook

The current economic expansion in the U.S. that began in the second quarter of 2009 looks set for another year of muted but steady growth. Consumer confidence continues to rise to post-recession highs, fueled by higher employment, wage gains, and strong household balance sheets. Households’ net worth has been bolstered by a higher savings rate, strong equity markets, and recovery in housing prices. Household formation, which had collapsed after the Financial Crisis, has recovered nicely off the bottom, and looks set to grow steadily.

On the other hand, even as corporate profits remain near all-time highs, companies are holding back on capital spending. In part, this can be explained by a longer-term trend in declining capital intensity, as services and software become greater parts to the mix. Still, the tepid recovery in the economy following the Financial Crisis has made corporate managements risk averse, and they have opted to use profits and low-cost debt for equity buybacks rather than capital spending. One outcome from the current election cycle is that infrastructure spending looks likely to be a focus of the next Administration. This may spur manufacturing sector investments.

Major central banks and governments continue to act in creative ways to ignite demand and to counteract deflationary pressures as global growth remains anemic. However, the U.S. is much further along in its recovery, and we expect the Fed to increase interest rates later this year. Strong employment and early signs of inflation have made it possible to take this next step but global uncertainty is likely to keep any interest rate increases modest.

As we began the year, we expected equities to have positive returns but with considerable volatility.  2016 has indeed been a year of volatility thus far, as investor sentiment swings between “risk-on” and “risk-off.” To manage through this, we have focused our efforts on both stock selection and portfolio construction. Working within the quality ESG space, we have tried to balance stability and growth at the portfolio level.  On one side we have held companies with strong cash flows that can grow dividends over time; these names provide stability in times of market volatility.  At the same time, we have been adding companies with strong market positions that can benefit from the slow but steady economic growth we anticipate.

We used periods of volatility to add to certain holdings where we saw opportunities and trimmed positions where we felt valuations were stretched.  We sold our position in Hershey and redirected the funds to Mondelez. We were disappointed by the slowdown in Hershey’s top line growth and believe there is greater opportunity in Mondelez’s global portfolio.  We sold several

BOSTON COMMON U.S. EQUITY FUND

holdings with near-term demand concerns, including VF Corp, which is suffering from anemic apparel sales, and American Express, which lost its long-term relationship with Costco.

Over the course of the year, several companies received takeover bids, including most recently LinkedIn and Fleetmatics. Funds from these positions were redeployed with a focus on consumer consumption across various industries, including exposure to housing, travel, and technology. Health and wellness is an increasingly popular trend and the recent addition of Fitbit addresses this with fitness wearables. The Fitbit ecosystem maintains personal history and engages friends and family, keeping the consumer loyal.

A major theme for investors has been the desire for yield. While Utilities have large, stable dividend pay-outs, we view this as a sector with high ESG risk, given exposure to coal and nuclear energy. We look for alternatives within Utilities, such as Avangrid, a new holding this year.  Avangrid is an electric and gas utility serving customers in 25 states and has the second largest wind fleet in the U.S. The company has a strong growth profile and an attractive yield, and we believe it will use free cash flow, which is operating cash flow minus capital expenditures, to expand its wind farm development and for acquisitions.

We have addressed our underweight to the ‘typical’ utility company by investing in other stable, cash- flow-generating companies across the portfolio, including positions in several Real Estate Investment Trusts (REITs). REITs were broken out of the Financials industry classification (as of September 1, 2016) to become a ‘new’ sector.  We look to overweight this new sector with holdings in Crown Castle International (cell towers), Hannon Armstrong (renewable energy and energy efficiency infrastructure financing), and Simon Property Group (Class A retail malls).

On a sector basis, in healthcare, we diversified our exposure to include the services sector with the purchase of United Healthcare (UNH). UNH is the largest diversified provider of managed health care in the United States, managing over $165 billion in aggregate health care spending. UNH has dominant scale as an insurance payer (in commercial, Medicare, and Medicaid markets) and a large presence in services (PBM, care management, IT). Historically, UNH has demonstrated the ability to deliver strong bottom line results, both organically and through acquisitions, besides employing strong cash flow to buy back stock. We expect this to continue, and despite its size, UNH, in our opinion, can continue to deliver  EPS growth, which we believe supports its current valuation.

U.S. equity markets have continued to rise for several years, despite brief periods of volatility. As investors look for growth or for yield in the current

BOSTON COMMON U.S. EQUITY FUND

market, they are having to pay more for each asset class, which decreases the potential long-term returns from their investments. We take comfort from the presence of engaged central banks that can act to moderate the fallout from extreme economic slowdown or major political risk. For the time being, we believe current market valuations appropriately reflect moderate return expectations that can result from the ongoing low-interest-rate environment and steady economic growth.

BOSTON COMMON U.S. EQUITY FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2016.

Over the past twelve months ending September 30, 2016, the Boston Common U.S. Equity Fund (the “Fund”) rose 15.4%, in line with the S&P 500® Index which also rose 15.4%.

Stock selection in the Financials and Energy sectors was the main driver of positive relative performance for the Fund over the past twelve months. The anticipation of a steeper yield curve has been a positive for many financial companies. Regional banks like Fifth Third Bancorp and brokers like Morgan Stanley rallied along with other lenders and brokerage houses. Although the Fund remains underweight in Energy, most holdings fared well—such as exploration and production companies EOG Resources and Cimerex Energy—as crude and gas prices bounced off the 15-year lows reached early in 2016.

The Fund maintained a slight overweight to Healthcare, a sector with both winners and losers over the course of the last year. In the last six months, biotech holding Biogen was among of the Fund’s top performing holdings after reporting solid earnings results during the summer and demonstrating the appeal of its R&D capabilities. Conversely, biotech holding Gilead Sciences continued to struggle with slowing revenue growth and increased competition and was among the Fund’s worst performing holdings.

Over the last twelve months, Fund performance benefited from acquisitions. Recent takeover targets that were owned by the Fund (and the acquiring company named in the parenthesis) included LinkedIn (Microsoft), Fleetmatix (Verizon), and Spectra Energy (Enbridge).

The Technology sector was the major detractor from the Fund’s relative performance even with double-digit returns from Microsoft, Alphabet and ASML Holdings. In aggregate, the Fund’s holdings did not keep up with the overall sector strength. Specifically, solar panel energy company First Solar, information outsourcing company Cognizant Technology, and internet security provider Checkpoint Software were among the Fund’s worst performing stocks. Stock selection negatively impacted relative performance in consumer-related industries. In Consumer Discretionary, entertainment company Disney, after years of outperformance, disappointed as the company struggles with declining viewership at ESPN and other media properties. Recently, housing retailers Lowe’s and Home Depot have sold off on worries that the housing cycle may be maturing, a belief that we do not share.

In a low-interest-rate environment, investors continued to pay up for yield benefitting many holdings in sectors like Utilities and Telecom, and in industries like Real Estate Investment Trusts and large cap pharmaceutical companies.

BOSTON COMMON U.S. EQUITY FUND

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The S&P 500 Index is a broad based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Boston Common Asset Management, LLC is the advisor to the Funds, which is distributed by Quasar Distributors, LLC.

BOSTON COMMON U.S. EQUITY FUND

SECTOR ALLOCATION at September 30, 2016 (Unaudited)

Sector	% of Net Assets*
Information Technology	21.2%
Health Care	15.3%
Financials	13.7%
Consumer Discretionary	10.8%
Industrials	9.1%
Consumer Staples	8.7%
Energy	5.3%
Real Estate	4.3%
Materials	3.6%
Utilities	3.5%
Telecommunication Services	2.8%

*	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON FUNDS

Value of $100,000 vs. S&P 500® Index
(Unaudited)

			Since	Value of
Average Annual Returns	One	Three	Inception	$100,000
Periods Ended September 30, 2016	Year	Year	(4/30/12)	(9/30/16)
Boston Common U.S. Equity Fund	15.41%	9.40%	11.02%	$158,720
S&P 500® Index	15.43%	11.16%	12.85%	$170,615

This chart illustrates the performance of a hypothetical $100,000 investment made on April 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares		Value

COMMON STOCKS – 94.0%

Consumer Discretionary – 10.8%
1,610	Advance Auto
	Parts, Inc.	$240,083
465	Chipotle Mexican
	Grill, Inc.*	196,928
146	Discovery
	Communications,
	Inc. – Class A*	3,930
185	Discovery
	Communications,
	Inc. – Class C*	4,867
1,635	Ford Motor Company	19,735
3,580	Home Depot, Inc.	460,674
12,385	The Interpublic Group
	of Companies, Inc.	276,805
7,385	Lowe’s Companies, Inc.	533,271
1,350	Mohawk
	Industries, Inc.*	270,459
235	The Priceline
	Group, Inc.*	345,800
470	VF Corp.	26,344
5,155	Walt Disney Company	478,693
		2,857,589

Consumer Staples – 8.7%
3,530	Colgate-Palmolive
	Company	261,714
1,680	Costco Wholesale Corp.	256,217
4,185	CVS Health Corp.	372,423
3,875	The Estee Lauder
	Companies, Inc. –
	Class A	343,170
6,480	Mondelez International,
	Inc. – Class A	284,472
4,305	PepsiCo, Inc.	468,255
3,640	Procter & Gamble
	Company	326,690
		2,312,941

Energy – 5.3%
3,410	Apache Corp.	217,796
2,400	Cimarex
	Energy Company	322,488
1,670	Core Laboratories NV	187,591
4,890	EOG Resources, Inc.	472,912
5,045	Spectra Energy Corp.	215,674
		1,416,461

Financials – 13.7%
2,325	Aon PLC	261,539
4,130	CME Group, Inc.	431,668
16,535	Fifth Third Bancorp	338,306
5,585	First Republic Bank	430,659
3,235	Jones Lang LaSalle, Inc.	368,111
10,675	JP Morgan Chase
	& Company	710,848
14,770	Morgan Stanley	473,526
4,295	Northern Trust Corp.	292,017
3,520	PNC Financial
	Services Group, Inc.	317,117
		3,623,791

Health Care – 15.3%
6,680	Baxter
	International, Inc.	317,968
1,465	Biogen Idec, Inc.*	458,589
5,355	Bristol-Myers
	Squibb Company	288,742
6,345	Gilead Sciences, Inc.	502,016
5,975	Johnson & Johnson	705,827
9,410	Merck & Company, Inc.	587,278
825	Regeneron
	Pharmaceuticals, Inc.*	331,667
9,160	Roche Holding
	Ltd. – ADR	283,685
1,860	UnitedHealth
	Group, Inc.	260,400
2,360	Zimmer Biomet
	Holdings, Inc.*	306,847
		4,043,019

Industrials – 9.1%
2,280	3M Company	401,804
3,720	Carlisle
	Companies, Inc.	381,560
3,425	Equifax, Inc.	460,937
2,375	Kansas City Southern	221,635
5,535	Nielsen Holdings PLC	296,510
2,935	Snap-on, Inc.	446,003
885	W.W. Grainger, Inc.	198,983
		2,407,432

Information Technology – 21.2%
9	Alphabet, Inc. –
	Class A*	7,237
1,079	Alphabet, Inc. –
	Class C*	838,696

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2016 (Continued)

Shares		Value

COMMON STOCKS – 94.0% (Continued)

Information Technology – 21.2% (Continued)
12,045	Apple, Inc.	$1,361,687
2,590	ASML Holding
	NV – ADR	283,812
4,975	Check Point Software
	Technologies Ltd.*	386,110
6,645	Cognizant Technology
	Solutions – Class A*	317,033
7,025	First Solar, Inc.*	277,417
8,565	Fitbit, Inc. – Class A*	127,105
15,890	Microsoft Corp.	915,264
9,665	Oracle Corp.	379,641
4,510	PayPal Holdings, Inc.*	184,775
95	Qualcomm, Inc.	6,507
6,250	Visa, Inc. – Class A	516,875
		5,602,159

Materials – 3.6%
3,635	AptarGroup, Inc.	281,385
2,205	Ecolab, Inc.	268,393
1,610	International Flavors
	& Fragrances, Inc.	230,182
1,765	PPG Industries, Inc.	182,430
		962,390

Telecommunication Services – 2.8%
14,480	Verizon
	Communications, Inc.	752,670
		752,670

Utilities – 3.5%
24,465	8point3 Energy
	Partners LP	352,296
5,880	Avangrid, Inc.	245,667
4,510	National Grid
	PLC – ADR	320,706
		918,669

TOTAL COMMON STOCKS
(Cost $19,716,582)		24,897,121

REAL ESTATE INVESTMENT TRUSTS – 4.3%
5,465	Crown Castle
	International Corp.	514,858
11,415	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc.	266,769
1,620	Simon Property
	Group, Inc.	335,356
		1,116,983
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $840,296)		1,116,983

SHORT-TERM INVESTMENTS – 1.6%
436,643	Morgan Stanley
	Institutional Liquidity
	Funds – Treasury
	Portfolio –
	Institutional
	Class, 0.22%(1)	436,643

TOTAL SHORT-TERM INVESTMENTS
(Cost $436,643)		436,643

TOTAL INVESTMENTS – 99.9%
(Cost $20,993,521)		26,450,747
Other Assets in
Excess of Liabilities – 0.1%		31,681
NET ASSETS – 100.0%		$26,482,428

ADR  American Depositary Receipt
*	Non-income producing security
(1)	Seven-day yield as of September 30, 2016

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P®”). GICS® is a service mark of MSCI and S&P® and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2016

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value (cost $170,330,160
and $20,993,521, respectively)	$190,626,477	$26,450,747
Receivables:
Foreign currency receivable	2,580	—
Investment securities sold	4,872,646	—
Fund shares sold	827,006	43,000
Dividends and interest	445,465	25,884
Prepaid expenses	14,329	14,116
Total assets	196,788,503	26,533,747

LIABILITIES
Payables:
Fund shares redeemed	21,951	—
Loans payable	1,205,000	—
Investment advisory fees, net	147,111	5,920
Custody fees	14,417	1,233
Administration & accounting fees	32,187	12,586
Reports to shareholders	1,459	2,778
Transfer agent fees	5,483	3,462
Audit fees	22,106	22,106
Chief Compliance Officer fees	1,625	1,623
Trustee fees	3,640	1,027
Other accrued expenses	1,592	584
Total liabilities	1,456,571	51,319
NET ASSETS	$195,331,932	$26,482,428

COMPONENTS OF NET ASSETS
Paid-in capital	$185,555,554	$20,569,964
Undistributed net investment income	2,169,308	167,997
Undistributed (Accumulated) net realized
gain (loss) on investments	(12,679,724)	287,241
Net unrealized appreciation on investments	20,296,317	5,457,226
Net unrealized depreciation on foreign currency
and translation of other assets and liabilities
in foreign currency	(9,523)	—
Net assets	$195,331,932	$26,482,428
Net assets value (unlimited shares authorized):
Net assets	$195,331,932	$26,482,428
Shares of beneficial interest issued and outstanding	7,477,881	718,643
Net asset value, offering and
redemption price per share	$26.12	$36.85

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2016

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
tax of $505,857 and $2,864, respectively)	$4,787,485	$544,856
Interest	9,565	1,409
Total investment income	4,797,050	546,265

Expenses:
Investment advisory fees	1,710,582	222,615
Administration & accounting fees	200,621	76,347
Custodian fees	79,751	2,899
Transfer agent fees	33,652	21,243
Professional fees	27,694	28,878
Registration fees	20,738	18,326
Miscellaneous expenses	16,790	6,793
Trustees fees	12,210	10,330
Printing and mailing expense	11,091	1,686
Chief Compliance Officer fees	9,715	9,794
Insurance expenses	2,416	2,458
Interest expenses	1,394	5
Total expenses	2,126,654	401,374
Less: fees waived	—	(104,554)
Net expenses	2,126,654	296,820
Net investment income	2,670,396	249,445

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	(5,161,347)	323,876
Net change in unrealized appreciation/depreciation
on investments and foreign currency	19,478,201	3,646,839
Net realized and unrealized gain on
investments and foreign currency	14,316,854	3,970,715
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$16,987,250	$4,220,160

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,670,396	$2,308,236
Net realized loss on investments
and foreign currency	(5,161,347)	(7,289,231)
Net change in unrealized appreciation/depreciation
on investments and foreign currency	19,478,201	(14,912,624)
Net increase (decrease) in net assets
resulting from operations	16,987,250	(19,893,619)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,091,961)	(3,939,774)
From net realized gain	—	(3,564,327)
Total distributions to shareholders	(2,091,961)	(7,504,101)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	952,156	1,547,254

Total increase (decrease) in net assets	15,847,445	(25,850,466)

NET ASSETS
Beginning of year	179,484,487	205,334,953
End of year	$195,331,932	$179,484,487
Undistributed net investment income	$2,169,308	$1,712,731

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2016		September 30, 2015
	Shares	Amount	Shares	Amount
Shares sold	1,998,968	$49,579,070	1,314,150	$35,305,482
Shares issued to holders
in reinvestment
of distributions	62,730	1,570,754	229,456	6,059,928
Shares redeemed (b)	(2,010,825)	(50,197,668)	(1,486,038)	(39,818,156)
Net increase	50,873	$952,156	57,568	$1,547,254
Beginning shares	7,427,008		7,369,440
Ending shares	7,477,881		7,427,008

(b)	Net of redemption fees of $6,262 and $595, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$249,445	$223,020
Net realized gain on investments
and foreign currency	323,876	21,716
Net change in unrealized appreciation/depreciation
on investments and foreign currency	3,646,839	(1,186,511)
Net increase (decrease) in net assets
resulting from operations	4,220,160	(941,775)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(246,264)	(202,689)
From net realized gain	(6,625)	(380,919)
Total distributions to shareholders	(252,889)	(583,608)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital
share transactions (a)	(4,233,119)	5,265,468

Total increase (decrease) in net assets	(265,848)	3,740,085

NET ASSETS
Beginning of year	26,748,276	23,008,191
End of year	$26,482,428	$26,748,276
Undistributed net investment income	$167,997	$169,627

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2016		September 30, 2015
	Shares	Amount	Shares	Amount
Shares sold	129,025	$4,428,876	201,570	$6,945,354
Shares issued to holders
in reinvestment
of distributions	6,683	229,429	15,247	524,811
Shares redeemed (b)	(247,523)	(8,891,424)	(65,476)	(2,204,697)
Net increase (decrease)	(111,815)	$(4,233,119)	151,341	$5,265,468
Beginning shares	830,458		679,117
Ending shares	718,643		830,458

(b)	Net of redemption fees of $8,139 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value,
beginning of year	$24.17	$27.86	$28.03	$23.73	$20.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.35	0.31	0.69	0.36	0.36
Net realized and
unrealized gain (loss)
on investments	1.88	(3.01)	(0.21)	4.12	2.79
Total from investment
operations	2.23	(2.70)	0.48	4.48	3.15

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.28)	(0.52)	(0.49)	(0.18)	(0.08)
Distributions from
net realized gain	—	(0.47)	(0.16)	—	—
Total distributions	(0.28)	(0.99)	(0.65)	(0.18)	(0.08)
Paid-in capital
from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of year	$26.12	$24.17	$27.86	$28.03	$23.73
Total return	9.26%	(9.96)%	1.65%	18.99%	15.27%

SUPPLEMENTAL DATA:
Net assets, end
of year (000’s)	$195,332	$179,484	$205,335	$167,692	$95,418
Ratios to average net assets:
Expenses before fees
waived/recouped	1.12%	1.12%	1.09%	1.18%	1.54%
Expenses after fees
waived/recouped	1.12%	1.12%	1.17%	1.24%	1.35%
Net investment
income before fees
waived/recouped	1.40%	1.14%	2.46%	1.46%	1.39%
Net investment
income after fees
waived/recouped	1.40%	1.14%	2.38%	1.40%	1.58%
Portfolio turnover rate	32%	31%	24%	24%	33%

[1]	Calculated using average shares outstanding method.
[2]	Does not round to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					Period Ended
	Year Ended September 30,				September 30,
	2016	2015	2014	2013	2012[1]
Net asset value, beginning
of year/period	$32.21	$33.88	$30.13	$25.76	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.29	0.28	0.34	0.26	0.07
Net realized and
unrealized gain (loss)
on investments	4.65	(1.18)	4.62	4.26	0.69
Total from investment
operations	4.94	(0.90)	4.96	4.52	0.76

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.29)	(0.27)	(0.23)	(0.12)	—
Distributions from
net realized gain	(0.01)	(0.50)	(0.98)	(0.03)	—
Total distributions	(0.30)	(0.77)	(1.21)	(0.15)	—
Paid-in capital
from redemption fees	0.00 [3]	—	—	—	—
Net asset value,
end of year/period	$36.85	$32.21	$33.88	$30.13	$25.76
Total return	15.41%	(2.81)%	16.73%	17.65%	3.04%[4]

SUPPLEMENTAL DATA:
Net assets, end of
year/period (000’s)	$26,482	$26,748	$23,008	$10,920	$3,566
Ratios to average net assets:
Expenses before
fees waived	1.35%	1.39%	1.65%	3.09%	13.94%[5]
Expenses after
fees waived	1.00%	1.00%	1.00%	1.00%	1.00%[5]
Net investment
income (loss)
before fees waived	0.49%	0.42%	0.39%	(1.14)%	(12.27)%[5]
Net investment
income after
fees waived	0.84%	0.81%	1.04%	0.95%	0.67%[5]
Portfolio turnover rate	29%	26%	21%	26%	10%[4]

[1]	Fund commenced operations on April 30, 2012.
[2]	Calculated using average shares outstanding method.
[3]	Does not round to $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2016

NOTE 1 –	ORGANIZATION

The Boston Common International Fund (the “International Fund”) and the Boston Common U.S. Equity Fund (the “U.S. Equity Fund” and collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long term through investing in a diversified portfolio of common stocks and American Depositary Receipts of companies it believes are high quality and undervalued.

NOTE 2 –	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the International Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund  utilizes a confidence interval

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2016 (Continued)

when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the International Fund.

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2016 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016. See the Schedules of Investments for sector breakouts.

International Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$43,372,513	$141,854,537	$—	$185,227,050
Preferred Stock	—	5,398,477	—	5,398,477
Short-Term
Investments	950	—	—	950
Total Investments
in Securities	$43,373,463	$147,253,014	$—	$190,626,477

There were no transfers into or out of Levels 1, 2 or 3 at September 30, 2016. It is the Fund’s policy to recognize transfers at the end of each reporting period.

U.S. Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$24,897,121	$—	$—	$24,897,121
Real Estate
Investment Trusts	1,116,983	—	—	1,116,983
Short-Term
Investments	436,643	—	—	436,643
Total Investments
in Securities	$26,450,747	$—	$—	$26,450,747

There were no transfers into or out of Levels 1, 2 or 3 at September 30, 2016. It is the Fund’s policy to recognize transfers at the end of each reporting period.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2016 (Continued)

The U.S. Equity Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The U.S. Equity Fund may invest, at the time of purchase, up to 10% of the U.S. Equity Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the U.S. Equity Fund’s exposure to certain selected securities. The U.S. Equity Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the U.S. Equity Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the U.S. Equity Fund’s participation in a market advance. During the year ended September 30, 2016, the U.S. Equity Fund did not invest in options.

Statement of Operations

The effect of derivative instruments on the U.S. Equity Fund’s Statement of Operations for the year ended September 30, 2016:

Change in
	Location of	Realized	Unrealized
	Gain (Loss)	Gain (Loss)	Appreciation/
	on Derivatives	on Derivatives	Depreciation
Derivative	Recognized	Recognized	on Derivatives
Instruments	in Income	in Income	in Income
Rights	Realized and
Unrealized Gain (Loss)
on Investments &
	Foreign Currency	$ —	$224,278

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2016 (Continued)

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. At September 30, 2016, the Funds had no post-October losses. At September 30, 2016, the International Fund had total capital loss carryforwards of $11,399,910, which consisted of short-term capital loss carryforwards of $3,465,487 and long-term capital loss carryforwards of $7,934,423. At September 30, 2016, the U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

As of September 30, 2016, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of September 30, 2016, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2016 (Continued)

basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex- dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2016 (Continued)

have no effect on net assets or net asset value per share. For the year ended September 30, 2016, the following adjustments were made(a):

	Undistributed	Accumulated Net Realized
	Investment Income	Loss on Investments
International Fund	$(121,858)	$121,858
U.S. Equity Fund	$(4,811)	$4,811

(a)	These adjustments were primarily due to currency and distribution reclassifications.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

K.
Recently Issued Accounting Pronouncements. In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

L.
Shareholder Meeting. At a special meeting of the shareholders held on October 28, 2016, the Funds’ shareholders voted to approve a new investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor. At the meeting, shareholders approved the proposal as follows:

Fund	For %	Against %	Abstain %
International Fund	99.98%	0.00%	0.02%
U.S. Equity Fund	100.00%	0.00%	0.00%

NOTE 3 –	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for each Fund. Under the Agreement, the Advisor furnishes all investment advice, office space, facilities and certain

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2016 (Continued)

administrative services, and  provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.90% for the International Fund and 0.75% for the U.S. Equity Fund based upon the average daily net assets of each Fund. For the year ended September 30, 2016, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the annual ratio of expenses to 1.20% for the International Fund and 1.00% for the U.S. Equity Fund of each Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following three fiscal years after payment. At September 30, 2016, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the U.S. Equity Fund was $323,264. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

U.S. Equity Fund

Year of Expiration	Amount
September 30, 2017	$110,156
September 30, 2018	$108,554
September 30, 2019	$104,554

A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the year ended September 30, 2016, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank, NA serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2016 (Continued)

NOTE 4 –	PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2016, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
International Fund	$60,000,734	$59,078,639
U.S. Equity Fund	$8,269,300	$12,625,619

For the year ended September 30, 2016, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 5 –	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the year ended September 30, 2016 and the year ended September 30, 2015 were as follows:

	Fiscal Year	Fiscal Year
	Ended	Ended
	2016	2015
International Fund
Ordinary Income	$2,091,961	$4,203,907
Long-term capital gain	$—	$3,300,194
U.S. Equity Fund
Ordinary Income	$246,624	$217,432
Long-term capital gain	$6,625	$366,176

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2016 were as follows:

International Fund
Cost of investments	$172,382,717
Gross tax unrealized appreciation	33,948,501
Gross tax unrealized depreciation	(15,704,741)
Net tax unrealized appreciation	18,243,760
Undistributed ordinary income	2,942,050
Undistributed long-term capital gain	—
Total distributable earnings	2,942,050
Other accumulated losses	(11,409,432)
Total accumulated gains	$9,776,378

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2016 (Continued)

U.S. Equity Fund

Cost of investments	$21,036,557
Gross tax unrealized appreciation	5,848,010
Gross tax unrealized depreciation	(433,820)
Net tax unrealized appreciation	5,414,190
Undistributed ordinary income	369,188
Undistributed long-term capital gain	129,086
Total distributable earnings	498,274
Other accumulated losses	—
Total accumulated gains	$5,912,464

NOTE 6 –	CREDIT FACILITY

U.S. Bank NA has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. The maximum amounts available for each Fund is $10,000,000 and $2,000,000 for the International Fund and U.S. Equity Fund, respectively. For the year ended September 30, 2016, the average interest rate on the outstanding principal amount was 3.50% for each Fund. During the year ended September 30, 2016, the outstanding average daily loan balance was $50,787 for the International Fund and $8,770 for the U.S. Equity Fund. The maximum amount outstanding during the year ended September 30, 2016 was $2,298,000 for the International Fund and $2,000,000 for the U.S. Equity Fund. Interest expenses for the year ended September 30, 2016 are disclosed in the Statements of Operations. At September 30, 2016, the International Fund had a loan payable balance of $1,205,000 and the U.S. Equity Fund had no loan payable balance.

BOSTON COMMON FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Boston Common International Fund and
  Boston Common U.S. Equity Fund and
  The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Boston Common International Fund and Boston Common U.S. Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of September 30, 2016 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated within the financial statements. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boston Common International Fund and Boston Common U.S. Equity Fund as of September 30, 2016, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated within the financial statements, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 28, 2016

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2016 (Unaudited)

As a shareholder of the Boston Common International Fund and/or Boston Common U.S. Equity Fund (the “Funds”, or individually, the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/16 – 9/30/16).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, administration and accounting fees, custodian fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2016 (Unaudited) (Continued)

reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Boston Common International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/16	9/30/16	4/1/16 – 9/30/16*
Actual	$1,000.00	$1,056.60	$5.71
Hypothetical (5% return	$1,000.00	$1,019.45	$5.60
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.11% multiplied by the average account value over the period, multiplied by 183/366 days (to reflect the one-half year period).

Boston Common U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/16	9/30/16	4/1/16 – 9/30/16**
Actual	$1,000.00	$1,058.90	$5.15
Hypothetical (5% return	$1,000.00	$1,020.00	$5.05
before expenses)

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/366 days (to reflect the one-half year period).

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director, PNC
(born 1943)	and	Term;	Talon Industries,		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	Inc. (business
Fund Services, LLC		May 1991.	consulting); formerly,
2020 E. Financial Way			Executive Vice
Suite 100			President and
Glendora, CA 91741			Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	2	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The University
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		of Virginia Law
2020 E. Financial Way			(prior thereto Senior		School
Suite 100			Vice President), and		Foundation.
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate.)

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	2	Interested
(born 1973)		Term;	Officer, Direxion		Trustee,
c/o U.S. Bancorp		Since	Funds since 2013;		Direxion Funds,
Fund Services, LLC		September	formerly, Senior Vice		Direxion ETF
615 East Michigan St.		2011.	President and Chief		Trust and
Milwaukee, WI 53202			Financial Officer		Direxion
			(and other positions),		Variable Trust.
U.S. Bancorp Fund
Services, LLC
since 1997.

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, AMG
c/o U.S. Bancorp		Since	Executive Vice		Funds;
Fund Services, LLC		May 1991.	President, Investment		Advisory Board
2020 E. Financial Way			Company Administration,		Member,
Suite 100			LLC (mutual fund		Sustainable
Glendora, CA 91741			administrator).		Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S.
Fund Services, LLC		March	Bancorp Fund
2020 E. Financial Way		2013.	Services, LLC,
Suite 100	Secretary	Indefinite	since July 2007.
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		August	since June 2006.
615 East Michigan St.		2016.
Milwaukee, WI 53202

James Matel	Assistant	Indefinite	Vice President	Not	Not
(born 1971)	Treasurer	Term;	(and other	Applicable.	Applicable.
c/o U.S. Bancorp		Since	positions), U.S.
Fund Services, LLC		June 2006.	Bancorp Fund
615 East Michigan St.			Services, LLC
Milwaukee, WI 53202			since July 1995.

Melissa Breitzman	Assistant	Indefinite	Officer, U.S.	Not	Not
(born 1983)	Treasurer	Term;	Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC
Fund Services, LLC		August	since June 2005.
615 East Michigan St.		2016.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Jordan Dasko	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1984)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since July 2007.
Milwaukee, WI 53202

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During the
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer
Fund Services, LLC		July 2011.	(and other positions),
615 East Michigan St.	Anti-	Indefinite	U.S. Bancorp Fund
Milwaukee, WI 53202	Money	Term;	Services, LLC
	Laundering	Since	since August 2004.
	Officer	July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 8, 2016, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Boston Common Asset Management, LLC (the “Advisor”) for the Boston Common International Fund and the Boston Common U.S. Equity Fund (each a “Fund,” and together, the “Funds”).  The Board also considered and approved new, as well as interim, investment advisory agreements (collectively, the “New Agreements”) between the Trust and the Advisor, to enable the Advisor to continue as the investment adviser for the Funds after October 31, 2016.  Such Agreements are necessary because on or about October 31, 2016, as part of a long-term transition plan, ownership interests in the Advisor will change.  This change may be considered a technical change of control at the Advisor which would have the effect of terminating the existing Advisory Agreement upon completion of the transition of ownership interest, thereby requiring the New Agreements so that the Advisor may continue to manage the Funds.

At this meeting and at a prior meeting held on May 23, 2016, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the existing Advisory Agreement and to be provided under the New Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement and approval of the New Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement and New Agreements.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board considered that Boston Common was a socially responsible manager and that it invested in

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

issuers that met its specific environmental, social and governance (“ESG”) criteria.  The Board noted the additional effort and infrastructure necessary to monitor and invest in accordance with the Advisor’s ESG criteria and also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and New Agreements and that the nature, overall quality and extent of such management services are satisfactory.  The Board took into account that the New Agreements were substantially identical to the Advisory Agreement and that the services provided thereunder were not expected to change.  The Board also considered that the new investment advisory agreement would be submitted to shareholders for their approval at a Special Meeting of Shareholders.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Boston Common International Fund, the Board noted that the Fund underperformed its peer group median for the year-to-date, one-year, three-year and five-year periods ended March 31, 2016.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Trustees further considered the Fund’s underperformance compared to the Advisor’s other similarly managed accounts for the one-year, three-year and five-year periods ended March 31, 2016, and the reasons given by the Advisor for that underperformance.  The Board

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

also considered the performance of the Boston Common International Fund against its broad-based securities market benchmark, noting the Fund had underperformed its benchmark for the one-year, three-year and five-year periods ended March 31, 2016.

For the Boston Common U.S. Equity Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date, one-year and three-year periods ended March 31, 2016.  The Board also noted that the Fund was subject to specific ESG investment criteria, which may differ significantly among funds in its peer group.  The Trustees further considered the Fund’s underperformance compared to the Advisor’s other similarly managed accounts for the one-year and three-year periods ended March 31, 2016.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund had slightly underperformed its benchmark, but performed in line with its peer group, for the one-year and three-year periods ended March 31, 2016.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement and New Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees noted that the fees charged to each Fund differed from the fees charged by the Advisor to its similarly managed separate account clients due to a number of factors.

For the Boston Common International Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.20% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board determined to continue to monitor the Fund and its fees and performance during the upcoming year.

For the Boston Common U.S. Equity Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was equal to the peer group median and lower than the peer group average, and the net expense ratio was lower than the

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

peer group median and average. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement, and the profitability anticipated with respect to the New Agreements, was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

6.
Section 15(f) of the 1940 Act.  In considering whether the arrangements between Boston Common and the Funds comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of the Section 15(f).  Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change of control of the investment advisor so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons”

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

(as defined in the 1940 Act) of the investment advisor or predecessor advisor.  The Trustees considered that, consistent with the first condition of Section 15(f), neither the Advisor nor the Board was aware of any plans to reconstitute the Board following the change in investment advisor.  Thus, at least 75% of the Trustees would not be “interested persons” of the Advisor for a period of three years after the change of control of the investment advisor.

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  With respect to this second condition, the Board considered that Boston Common has undertaken to maintain each Fund’s current Expense Cap for the required 2-year period.  The Board concluded that no “unfair burden” is being imposed upon the Funds over the course of the required 2-year period.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements and to approve the New Agreements, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including each Fund’s advisory fee, were fair and reasonable.  The Board also determined that the New Agreements, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements and the approval of the New Agreements would be in the best interests of the Funds and their shareholders.

BOSTON COMMON FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2016, the Boston Common International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend	Tax Withheld
Australia	$41,919.89	$3,960.73
Brazil	38,246.02	3,928.24
Switzerland	616,276.30	53,766.23
Germany	502,403.82	54,928.98
Spain	85,660.81	6,448.62
Finland	200,777.51	30,116.62
France	539,279.39	—
Great Britain	906,248.36	—
Hong Kong	169,297.75	—
Indonesia	61,587.19	9,238.08
Israel	25,913.10	3,886.97
Italy	101,510.34	15,226.55
Jersey	175,993.85	—
Japan	593,460.95	59,346.11
Mexico	64,846.30	—
Netherlands	416,770.97	62,515.85
Norway	267,400.72	34,457.62
Sweden	235,458.85	35,318.84
Singapore	164,718.92	—
Taiwan	98,415.48	19,683.10
South Africa	6,639.23	995.88
	$5,312,825.75	$393,818.42

BOSTON COMMON FUNDS

FEDERAL TAX INFORMATION (Unaudited) (Continued)

For the year ended September 30, 2016, the Boston Common International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividend
Australia	$0.0005	$0.0056
Brazil	0.0005	0.0051
Switzerland	0.0072	0.0824
Germany	0.0073	0.0672
Spain	0.0009	0.0115
Finland	0.0040	0.0268
France	0.0000	0.0721
Great Britain	0.0000	0.1212
Hong Kong	0.0000	0.0226
Indonesia	0.0012	0.0082
Israel	0.0005	0.0035
Italy	0.0020	0.0136
Jersey	0.0000	0.0235
Japan	0.0079	0.0794
Mexico	0.0000	0.0087
Netherlands	0.0084	0.0557
Norway	0.0046	0.0358
Sweden	0.0047	0.0315
Singapore	0.0000	0.0220
Taiwan	0.0026	0.0132
South Africa	0.0001	0.0009

BOSTON COMMON FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Boston Common International Fund	100.00%
Boston Common U.S. Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year  was as follows:

Boston Common International Fund	0.00%
Boston Common U.S. Equity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Boston Common International Fund	0.00%
Boston Common U.S. Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

BOSTON COMMON FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to each Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports received by sending only one copy of each to those addresses shared by two or more individuals. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

BOSTON COMMON FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK NA
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

  Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and
Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an
“audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common International Fund

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$19,400	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Boston Common U.S. Equity Fund

	FYE 9/30/2016	9/30/2015
Audit Fees	$19,400	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Boston Common International Fund

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 5, 2016

By (Signature and Title)  /s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 5, 2016

* Print the name and title of each signing officer under his or her signature.